Electric plant, construction and related agreements	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Electric plant, construction and related agreements	Electric plant, construction and related agreements:
a. Electric plant
We, along with Georgia Power, have entered into agreements providing for the purchase and subsequent joint operation of certain electric generating plants. Each co-owner is responsible for providing their own financing. The plant investments disclosed in the table below represent our undivided interest in each plant. A summary of our plant investments and related accumulated depreciation as of December 31, 2020 and 2019 is as follows:

	2020		2019
	(dollars in thousands)
Plant	Investment	Accumulated Depreciation	Investment	Accumulated Depreciation
In-service(1)
Owned property
Vogtle Units No. 1 & No. 2 (Nuclear – 30% ownership)	$3,008,848	$(1,845,863)	$2,989,693	$(1,815,258)
Vogtle Units No. 3 & No. 4 (Nuclear – 30% ownership)	57,631	(5,785)	56,991	(4,956)
Hatch Units No. 1 & No. 2 (Nuclear – 30% ownership)	952,159	(479,628)	934,567	(462,063)
Wansley Units No. 1 & No. 2(2) (Fossil – 30% ownership)	764,315	(370,177)	749,971	(360,014)
Scherer Unit No. 1 (Fossil – 60% ownership)	1,379,513	(569,357)	1,284,508	(545,908)
Doyle (Combustion Turbine - 100% ownership)	139,853	(117,005)	137,513	(113,259)
Rocky Mountain Units No. 1, No. 2 & No. 3 (Hydro – 75% ownership)	618,965	(281,763)	618,939	(270,058)
Hartwell (Combustion Turbine - 100% ownership)	227,154	(113,879)	226,316	(110,008)
Hawk Road (Combustion Turbine - 100% ownership)	263,673	(63,907)	260,494	(67,065)
Talbot (Combustion Turbine - 100% ownership)	296,398	(152,859)	294,809	(144,847)
Chattahoochee (Combined cycle - 100% ownership)	319,234	(160,194)	317,210	(150,805)
Smith (Combined cycle - 100% ownership)	672,358	(174,176)	655,106	(195,638)
Wansley (Combustion Turbine – 30% ownership)(2)	3,942	(3,847)	3,887	(3,738)
Transmission plant	100,344	(60,688)	96,198	(59,096)
Other	98,406	(60,904)	96,522	(57,826)
Property under capital lease:
Scherer Unit No. 2 (Fossil – 60% leasehold)	794,051	(508,262)	789,991	(472,486)
Total in-service	$9,696,844	$(4,968,294)	$9,512,715	$(4,833,025)
Construction work in progress
Vogtle Units No. 3 & No. 4	$5,696,342		$4,617,654
Environmental and other generation improvements	87,237		199,242
Total construction work in progress	$5,783,579		$4,816,896
(1)Amounts include plant acquisition adjustments at December 31, 2020 and 2019 of $197,000,000.
(2)Georgia Power is considering retiring Plant Wansley Units No. 1 and No. 2 as early as fall 2022. Although this decision has not been finalized or filed with the Georgia Public Service Commission, we are preparing for a scenario in which a retirement occurs in 2022; including seeking authorization to create a regulatory asset to defer a portion of the accelerated depreciation expense and recover the deferred costs over an extended period.

Our proportionate share of direct expenses of joint operation of the above plants is included in the corresponding operating expense captions (e.g., fuel, production) on the accompanying Statement of Revenues and Expenses.
b. Construction
Vogtle Units No. 3 and No. 4
We, Georgia Power, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners) are parties to an Ownership Participation Agreement that, along with other agreements, governs our participation in two additional nuclear units under construction at Plant Vogtle, Units No. 3 and No. 4. The Co-owners appointed Georgia Power to act as agent under this agreement. Our ownership interest and proportionate share of the cost to construct these units is
30%. Pursuant to this agreement, Georgia Power has designated Southern Nuclear Operating Company, Inc. as its agent for licensing, engineering, procurement, contract management, construction and pre-operation services.
In 2008, Georgia Power, acting for itself and as agent for the Co-owners, entered into an Engineering, Procurement and Construction Agreement (the EPC Agreement) with Westinghouse Electric Company LLC and Stone & Webster, Inc., which was subsequently acquired by Westinghouse and changed its name to WECTEC Global Project Services Inc. (collectively, Westinghouse). Pursuant to the EPC Agreement, Westinghouse agreed to design, engineer, procure, construct and test two 1,100 megawatt nuclear units using the Westinghouse AP1000 technology and related facilities at Plant Vogtle.
Until March 2017, construction on Units No. 3 and No. 4 continued under the substantially fixed price EPC Agreement. In March 2017, Westinghouse filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Effective in July 2017, Georgia Power, acting for itself and as agent for the other Co-owners, and Westinghouse entered into a services agreement (the Services Agreement), pursuant to which Westinghouse is providing facility design and engineering services, procurement and technical support and staff augmentation on a time and materials cost basis. The Services Agreement provides that it will continue until the start-up and testing of Vogtle Units No. 3 and No. 4 is complete and electricity is generated and sold from both units. The Services Agreement is terminable by the Co-owners upon 30 days' written notice.
In October 2017, Georgia Power, acting for itself and as agent for the other Co-owners, entered into a construction completion agreement with Bechtel Power Corporation, pursuant to which Bechtel serves as the primary contractor for the remaining construction activities for Vogtle Units No. 3 and No. 4 (the Bechtel Agreement). The Bechtel Agreement is a cost reimbursable plus fee arrangement, whereby Bechtel is reimbursed for actual costs plus a base fee and an at-risk fee, which is subject to adjustment based on Bechtel's performance against cost and schedule targets. Each Co-owner is severally, and not jointly, liable for its proportionate share, based on its ownership interest, of all amounts owed to Bechtel under the Bechtel Agreement. The Co-owners may terminate the Bechtel Agreement at any time for their convenience, provided that the Co-owners will be required to pay amounts related to work performed prior to the termination (including the applicable portion of the base fee), certain termination-related costs and, at certain stages of the work, the applicable portion of the at-risk fee. Bechtel may terminate the Bechtel Agreement under certain circumstances, including certain Co-owner suspensions of work, certain breaches of the Bechtel Agreement by the Co-owners, Co-owner insolvency and certain other events.
Our current budget for our 30% ownership interest in Vogtle Units No. 3 and No. 4 is $7.5 billion, which includes capital costs, allowance for funds used during construction, our allocation of the project-level contingency and a separate Oglethorpe-level contingency and is based on the Georgia Public Service Commission approved in-service dates of November 2021 and November 2022, respectively. As of December 31, 2020, our total investment in the additional Vogtle units was approximately $6.0 billion. We and some of our members have implemented various rate management programs to lessen the impact on rates when Vogtle Units No. 3 and No. 4 reach commercial operation. The Georgia Public Service Commission approved in-service dates for Vogtle Units No. 3 and No. 4 are November 2021 and November 2022, respectively.
As part of its ongoing process, Southern Nuclear continues to evaluate cost and schedule forecasts on a regular basis to incorporate current information available, particularly in the areas of engineering support, commodity installation, system turnovers and related test results and workforce statistics.
The August 2018 project-level budget included an $800 million construction contingency estimate, of which our 30% interest was $240 million. As of June 30, 2020, assignments of contingency exceeded the 2018 construction contingency estimate by $75 million (of which our 30% interest was $23 million) and Georgia Power established $250 million of additional construction contingency (of which our 30% interest is $75 million). During the third and fourth quarters of 2020, this construction contingency, plus an additional $10 million (of which our 30% interest was $3 million) was assigned to the base capital cost forecast. Assignment of contingency during 2020 addressed cost risks related to construction productivity, including the April 2020 reduction in workforce designed to mitigate impacts of the COVID-19 pandemic described below; other COVID-19 impacts; craft labor incentives; additional resources for supervision, field support, project management, initial test program, start-up, engineering support and operations and maintenance support; subcontracts; and procurement, among other factors. These factors continue to represent further potential cost risk to the project; therefore Georgia Power established $375 million of additional contingency as of December 31, 2020 (of which our 30% interest is $112.5 million). Georgia Power has stated its expectation to allocate the remainder of this project-level contingency by completion of the project.
The project-level contingency is separate and in addition to our Oglethorpe-level contingency. The Oglethorpe-level contingency, which we have carried at various levels since the beginning of the project, was designed to cover potential cost, schedule, and financing risks associated with our share of the project which may not be covered by project-level contingencies. As construction progresses, the Oglethorpe-level contingency may continue to fluctuate as it represents the difference between known project-level costs and contingencies and our total budget of $7.5 billion. At the end of the project, if there is remaining Oglethorpe-level contingency, we will adjust our project budget to remove this contingency and bill our members based on the actual project costs. The table below shows our project budget and actual costs through December 31, 2020 for our 30% interest in the project.

	(in millions)
	Project Budget	Actual Costs at December 31, 2020	Remaining Project Budget
Construction Costs (1)	$5,559	$4,754	$805
Financing Costs	1,578	1,259	319
Total Costs	$7,137	$6,013	$1,124

Project-Level Contingency	$113	$—	$113
Oglethorpe-Level Contingency	250	—	250

Total Contingency	$363	$—	$363
Totals	$7,500	$6,013	$1,487

(1) Construction costs are net of $1.1 billion received from Toshiba Corporation under a Guarantee Settlement Agreement.

In mid-March 2020, Southern Nuclear began implementing policies and procedures designed to mitigate the risk of transmission of COVID-19 at the construction site, including worker distancing measures, isolating individuals who have tested positive for COVID-19, are showing symptoms consistent with COVID-19, are being tested for COVID-19, or have been in close contact with such persons, requiring self-quarantine, and adopting additional precautionary measures. In April 2020, Georgia Power, acting for itself and as agent for the other Co-owners, announced a reduction in workforce at Vogtle Units No. 3 and No. 4 and began reducing the then-existing site workforce by approximately 20%. This reduction in workforce was a mitigation action intended to address ongoing challenges with labor productivity that were exacerbated by the impact of the COVID-19 pandemic on the Vogtle Units No. 3 and No. 4 workforce and construction site by increasing productivity of the remaining workforce and reducing workforce fatigue and absenteeism. Further, it was also intended to allow for increased social distancing by the workforce and facilitate compliance with the recommendations from the Centers for Disease Control and Prevention. The April 2020 workforce reduction did reduce absenteeism, providing an improvement in operational efficiency and allowing for increased social distancing. Since April 2020, the number of active cases of COVID-19 at the site has fluctuated and continues to impact productivity levels and pace of the activity completion.
From November 2020 through January 2021, the number of active COVID-19 cases at the site increased significantly, consistent with a national rise in cases, which further impacted productivity and the pace of activity completion. Although still present, this spike in cases has since abated into February and early March. The incremental cost associated with COVID-19 mitigation actions and impacts on construction productivity is currently estimated by Georgia Power to be between $325 and $415 million (of which our 30% interest is $98 to $125 million) and is included in the project budget. As described previously, Georgia Power included estimated costs associated with near-term COVID-19 mitigation actions and related impacts on construction productivity in the additional project-level contingency established as of December 31, 2020. The continuing effects of the COVID-19 pandemic could further disrupt or delay construction, testing, supervisory, and support activities at Vogtle Units No. 3 and No. 4.
The project continues to face challenges, exacerbated by this recent rise in COVID-19 cases, including, but not limited to, higher than expected absenteeism; overall construction and subcontractor labor productivity; system turnover and testing activities; and electrical equipment and commodity installation.
As a result of these factors, overall production levels were not achieved at the levels anticipated, contributing to the December 31, 2020 allocation of construction contingency and increase in total project capital cost forecast described previously. Southern Nuclear has further extended certain milestone dates, including the start of hot functional testing and fuel load for Unit No. 3. The Unit No. 3 schedule is challenged, and while the ability to achieve the November 2021 regulatory in-service date remains a target for Southern Nuclear, we believe a delay is likely which could add a month or more to the Unit No. 3 in-service date. As Unit No. 3 approaches hot functional testing, key factors impacting the schedule include both the pace of work package completion and system turnovers, and required construction remediation work
Achievement of the November 2022 regulatory in-service date for Unit No. 4 primarily depends on overall construction productivity and production levels significantly improving as well as appropriate levels of craft laborers, particularly electrical and pipefitter craft labor, being added and maintained. In the event that there is any schedule extension beyond the November 2021 and November 2022 regulatory in-service dates for Units No. 3 and No. 4, respectively, the Oglethorpe-level contingency level in our current $7.5 billion budget is expected to be sufficient to withstand up to a 4-month delay for Unit No. 3 and a 3-month delay for Unit No. 4. Any further delays beyond these extended dates are expected to impact our cost by approximately $55 million per month for both units and approximately $25 million per month for Unit No. 4 only, including financing costs.
As construction, including subcontract work, continues and testing and system turnover activities increase, risks remain that challenges with management of contractors and vendors; subcontractor performance; supervision of craft labor and related productivity, particularly in the installation of electrical, mechanical, and instrumentation and controls commodities, ability to attract and retain craft labor, and/or related cost escalation; procurement, fabrication, delivery, assembly, installation, system turnover, and the initial testing and start-up, including any required engineering changes or any remediation related thereto, of plant systems, structures or components (some of which are based on new technology that has only within the last few years began initial operation in the global nuclear industry at this scale), any of which may require additional labor and/or materials; or other issues could arise and further impact the projected schedule and estimated cost.
There have been technical and procedural challenges to the construction and licensing of Vogtle Units No. 3 and No. 4 at the federal and state level and additional challenges may arise. Processes are in place that are designed to assure compliance with the requirements specified in the Westinghouse Design Control Document and the combined construction and operating licenses, including inspections by Southern Nuclear and the Nuclear Regulatory Commission that occur throughout construction. Findings from such inspections could require additional remediation and/or further Nuclear Regulatory Commission oversight. In addition, certain license amendment requests have been filed and approved or are pending before the Nuclear Regulatory Commission. On August 10, 2020, the Atomic Safety Licensing Board rejected the Blue Ridge Environmental Defense League's May 11, 2020 petition challenging a license amendment request. The staff of the Nuclear Regulatory Commission has issued the requested amendment to the combined construction and operating license for Vogtle Unit No. 3. The Blue Ridge Environmental Defense League appealed the Atomic Safety Licensing Board's decision to the Nuclear Regulatory Commission, which was denied on December 22, 2020. The Blue Ridge Environmental Defense League also filed a motion to reopen the proceeding and submitted an amended contention on December 7, 2020, which is pending before the Nuclear Regulatory Commission.
Various design and other licensing-based compliance matters, including the timely submittal by Southern Nuclear of the inspections, tests, analyses, and acceptance criteria documentation for each unit and the related reviews and approvals by the Nuclear Regulatory Commission necessary to support authorization to load fuel, may arise, which may result in additional license amendments or require other resolution. If any license amendment requests or other licensing-based compliance issues, including inspections, tests, analyses, and acceptance criteria, are not resolved in a timely manner, there may be further delays in the project schedule that could result in increased costs to the Co-owners.
The ultimate outcome of these matters cannot be determined at this time.
c. Effingham County Power
On March 1, 2021, we entered into a purchase and sale agreement with Southeast PowerGen, LLC, an affiliate of the Carlyle Group Inc., to purchase Effingham County Power, a 511 megawatt natural gas combined cycle facility located in Georgia. This acquisition is subject to customary closing conditions, including regulatory approvals, and is expected to close in the second quarter of 2021.